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                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

   We the undersigned directors and/or officers of DOR BioPharma, Inc. (the "Company"), hereby severally constitute and appoint Colin Bier Chairman and Chief Executive Officer, and Steve J. Koulogeorge, Treasurer and Controller, and each of them individually, with full powers of substitution and resubstitution, our true and lawful attorneys, with full power to them and each of them to sign for us, in our names, the Company's Annual Report for the fiscal year ended on December 31, 2001 on Form 10-KSB filed with the Securities and Exchange Commission, and any and all amendments to said Annual Report, and to file or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, and hereby ratifying and confirming all that said attorneys, and each of them, or their substitute or substitutes, shall do or cause to be done by virtue of this Power of Attorney.


                  IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of March 31, 2002.



         /s/ Colin Bier                           /s/  Steve J. Koulogeorge
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Colin Bier                                  Steve J. Koulogeorge


         /s/ Richard Dunning                      /s/   Steve H. Kanzer
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Richard Dunning                             Steve H. Kanzer


         /s/ Peter Kliem                          /s/  Guy Rico
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Peter Kliem                                 Guy Rico


         /s/ Michael Rosen                        /s/  Paul D. Rubin
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Michael Rosen                               Paul D. Rubin

         /s/ Kenneth Tempero                      /s/  Steven Thornton
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Kenneth Tempero                             Steven Thornton